UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4757

                        SMITH BARNEY SECTOR SERIES INC.
               (Exact name of registrant as specified in charter)

                      125 Broad Street, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                            Robert I. Frenkel, Esq.
                        Smith Barney Fund Management LLC
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 451-2010

                   Date of fiscal year end:  OCTOBER 31
                   Date of reporting period: OCTOBER 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The ANNUAL Report to Stockholders is filed herewith.


               --------------------------------------------------
                                  SMITH BARNEY
                               SECTOR SERIES INC.
                                  SMITH BARNEY
                              HEALTH SCIENCES FUND
               --------------------------------------------------

               RESEARCH SERIES | ANNUAL REPORT | OCTOBER 31, 2003



                        [SMITH BARNEY MUTUAL FUNDS LOGO]

                 YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(R) is a registered service mark of Citigroup Global Markets Inc.


             -------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
             -------------------------------------------------------

          [GRAPHIC OMITTED] Research Series

         -----------------------------------------------------------------------
          Annual Report o October 31, 2003

          SMITH BARNEY
          HEALTH SCIENCES FUND

--------------------------------------------------------------------------------
SMITH BARNEY FUND MANAGEMENT LLC
--------------------------------------------------------------------------------

Smith Barney Fund Management LLC is the investment manager to the fund. Citigroup Asset Management Limited is the sub-adviser. The fund's management team follows a systematic and rigorous approach designed to provide appropriate exposure to the market sector.


--------------------------------------------------------------------------------
FUND OBJECTIVE*
--------------------------------------------------------------------------------

The fund seeks long-term capital appreciation by investing primarily in common stocks. The fund normally invests at least 80% of its assets in securities of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with healthcare or medicine.


FUND FACTS

FUND INCEPTION
--------------------------------------------------------------------------------
February 28, 2000


* Since the fund focuses its investments on companies involved in the health sciences, an investment in the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

WHAT'S INSIDE

LETTER FROM THE CHAIRMAN ....................................................  1
MANAGER OVERVIEW ............................................................  2
FUND PERFORMANCE ............................................................  4
HISTORICAL PERFORMANCE ......................................................  5
SCHEDULE OF INVESTMENTS .....................................................  6
STATEMENT OF ASSETS AND LIABILITIES .........................................  8
STATEMENT OF OPERATIONS .....................................................  9
STATEMENTS OF CHANGES IN NET ASSETS ......................................... 10
NOTES TO FINANCIAL STATEMENTS ............................................... 11
FINANCIAL HIGHLIGHTS ........................................................ 16
INDEPENDENT AUDITORS' REPORT ................................................ 18
ADDITIONAL INFORMATION ...................................................... 19

================================================================================
                 L E T T E R   F R O M   T H E   C H A I R M A N
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN, CFA

CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER


DEAR  SHAREHOLDER,

We are pleased to present the annual report for the Smith Barney Health Sciences Fund. After a torturous three-year bear market, the U.S. stock market has rallied strongly so far in 2003 as geopolitical uncertainties eased and investors began to look forward to better economic times. The recent performance of the U.S. economy has supported an improvement in investor sentiment and corporate earnings.

While the healthcare sector also participated in the stock market rally, only a select few stocks experienced the most significant price spikes in the sector. However, if you continue to believe that the aging U.S. population will significantly boost the demand for healthcare in the future, the long-term outlook for healthcare investing, in general, remains quite promising. As always, it is important to select investments prudently, rather than blindly investing across a particular sector, and to maintain a long-term vision when choosing your investments.

In our opinion, this is all the more reason why investing in healthcare stocks with a professional fund manager is a more prudent strategy than buying these stocks directly. Fund managers can provide the diversification and thorough analysis that is so important in managing risk.


SPECIAL SHAREHOLDER NOTICES

It is with great sadness that we bring to your attention the passing of Alfred
J. Bianchetti, Director Emeritus, and James J. Crisona, Director Emeritus, of the fund. Messrs. Bianchetti and Crisona, who both passed away on September 4th, lived accomplished lives to the ages of 80 and 97, respectively. We will sorely miss their presence and will remember the dedicated service they provided to the fund's shareholders through their outstanding contributions as long-term members of the Board.

The Board of Directors of the Smith Barney Sector Series Inc., on behalf of the fund, has approved the transfer and assignment of the sub-advisory agreements from Citi Fund Management, Inc. ("CFM") to Citigroup Asset Management Limited ("CAM Ltd.") effective August 1, 2003. The current CFM managers will continue to manage the fund's portfolio through CAM Ltd. CAM Ltd. and CFM are both affiliates of the fund's current manager Smith Barney Fund Management LLC ("SBFM"). CAM Ltd. and SBFM are subsidiaries of Citigroup Inc. CAM Ltd. is located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom.

If you have any questions about recent economic events or investing in a recovering economy, we urge you to talk with your financial adviser. As always, we thank you for entrusting your assets to us, and we look forward to helping you continue to meet your financial goals. Please read on to learn more about your fund's performance and the Manager's strategy.

Sincerely,

/s/ R. Jay Gerken, CFA

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

NOVEMBER 19, 2003

            1   SMITH BARNEY SECTOR SERIES INC. |  2003 Annual Report

================================================================================
                        M A N A G E R   O V E R V I E W
================================================================================

PERFORMANCE REVIEW

For the 12 months ended October 31, 2003, Class A shares of the Smith Barney Health Sciences Fund, excluding sales charges, returned 8.84%. These shares performed worse than the fund's unmanaged benchmark the Goldman Sachs Healthcare Index,(i) which returned 13.72% for the same period. They also significantly underperformed the average of the fund's Lipper peer group of health/biotechnology funds, which returned 21.10% for the same period.(1) The fund's underperformance relative to its benchmark and its Lipper peers was chiefly the result of its underweighted position in biotechnology bellweather, GENENTECH INC., whose stock price more than doubled during the period, and disappointing returns from some of the fund's healthcare services holdings.


MARKET OVERVIEW

The U.S. stock market generally declined during the first half of the fund's fiscal year, which began in November 2002, as persistent economic weakness and the build-up to the war in Iraq took their toll on stock prices. However, the market began to recover strongly over the balance of the year, as investor sentiment improved against a backdrop of low global interest rates, the quick resolution of major combat operations in Iraq and signs of a more sustainable economic recovery in the U.S., Japan and elsewhere.


While healthcare stocks participated in the market rally to a significant degree, they generally lagged behind the averages. As signs of a global economic recovery began to materialize, investors gravitated away from the more stable, steadily growing areas of the market and towards more economically-sensitive stocks. One exception was the biotechnology area, where a number of stocks produced strong returns when the U.S. Food and Drug Administration ("FDA"), under a newly appointed commissioner, appeared to become more active in approving new drugs.

(1) Lipper Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2003, calculated among 185 funds for the period, in the fund's Lipper health/biotechnology funds category including the reinvestment of dividends and capital gains and excluding sales charges.

--------------------------------------------------------------------------------

                              PERFORMANCE SNAPSHOT
                             AS OF OCTOBER 31, 2003
                            (EXCLUDING SALES CHARGES)

--------------------------------------------------------------------------------
      CLASS A SHARES
--------------------------------------------------------------------------------
      6 Months                                                       5.10%
--------------------------------------------------------------------------------
      12 Months                                                      8.84%

--------------------------------------------------------------------------------
      GOLDMAN SACHS HEALTHCARE INDEX
--------------------------------------------------------------------------------
      6 Months                                                       8.39%
--------------------------------------------------------------------------------
      12 Months                                                     13.72%

--------------------------------------------------------------------------------
      AVERAGE OF LIPPER HEALTH/BIOTECHNOLOGY FUNDS
--------------------------------------------------------------------------------
      6 Months                                                      15.56%
--------------------------------------------------------------------------------
      12 Months                                                     21.10%
--------------------------------------------------------------------------------

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Results for other share classes may vary.

The Goldman Sachs Healthcare Index is an unmanaged market-value weighted index comprised of healthcare service companies including long-term care and hospital facilities, healthcare management organizations and continuing care services and pharmaceutical companies. Please note that an investor cannot invest directly in an index.

Lipper Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2003, calculated among 193 funds for the six-month period and among 185 funds for the 12-month period, in the fund's Lipper peer group including the reinvestment of dividends and capital gains and excluding sales charges.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

--------------------------------------------------------------------------------

           2   SMITH BARNEY SECTOR SERIES INC. |  2003 Annual Report

Stocks in the medical device sub-sector generally performed well as innovative new products continued to drive growth. Managed care companies also produced relatively strong returns when they raised co-pays and controlled costs more effectively through the use of formularies, causing profits to rise faster than most analysts' expectations. However, these developments had a negative impact on hospitals, which saw lower admissions volumes. Drug prescription growth slowed, partly due to several therapeutic categories moving to over-the-counter status; rising physician co-pays also may have been a factor.

In addition, large-cap pharmaceutical companies lagged behind the healthcare sector overall. Although it appears we have seen the last of the major patent expirations, generic drug companies continue to aggressively challenge the intellectual property of major drug companies. Over the next year, we expect court decisions on the validity of patents on key drugs, such as PFIZER INC.'s cholesterol drug Lipitor, BRISTOL-MYERS SQUIBB CO.'s Plavix, a medication that protects against heart attacks and strokes, and ELI LILLY & CO.'s schizophrenia treatment, Zyprexa.


FUND OVERVIEW

Over the past year, our disciplined, bottom-up investment process has led to overweighted positions in the biotechnology and medical device sub-sectors. On the other hand, the fund generally has been underweighted in healthcare services stocks.

The single largest contributor to the fund's underperformance was its underweighted position in biotechnology company GENENTECH INC., whose stock price more than doubled in the wake of positive data on a key cancer drug. Disappointing returns from some of the fund's healthcare services holdings, where we preferred hospitals over HMOs (health maintenance organizations), also detracted from the fund's relative performance.

The fund benefited when we reduced the position in large-cap pharmaceutical company MERCK & CO. INC. We also initiated a position in TEVA PHARMACEUTICAL INDUSTRIES LTD., the leading manufacturer of generic pharmaceuticals, which we believe has good growth prospects over the next few years. Other major purchases of note that have made positive contributions to performance so far include biotechnology company CHIRON CORP. and specialty pharmaceutical company MEDICIS PHARMACEUTICAL CORP. These additions are part of our strategy of investing in high-return, attractively valued companies that, in our view, have catalysts in place to realize higher intrinsic values.


ADDITIONAL INFORMATION ABOUT YOUR FUND

The Fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Thank you for your investment in the Smith Barney Health Sciences Fund. We look forward to continuing to help you meet your investment objectives.


Sincerely,

The Portfolio Management Team
Citigroup Asset Management Limited

NOVEMBER 19, 2003

     The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

     Portfolio holdings and breakdowns are as of October 31, 2003 and are subject to change. Please refer to pages 6 and 7 for a list and percentage breakdown of the fund's holdings.

(i) The Goldman Sachs Healthcare Index is an unmanaged market-value weighted index comprised of healthcare service companies including long-term care and hospital facilities, healthcare management organizations and continuing care services and pharmaceutical companies. Please note that an investor cannot invest directly in an index.


     The fund's top ten holdings as of October 31, 2003 were: Johnson & Johnson (8.44%), Amgen Inc. (8.15%), Wyeth (7.19%), Medtronic, Inc. (6.46%), Abbott
     Laboratories (6.11%), Pfizer Inc. (5.90%), Eli Lilly & Co. (4.42%), HCA Inc. (3.92%), Merck & Co. Inc. (3.41%), Gilead Sciences, Inc. (2.97%).

           3   SMITH BARNEY SECTOR SERIES INC. |  2003 Annual Report

================================================================================
AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)
================================================================================

                                                  WITHOUT SALES CHARGES(1)
                                           -------------------------------------
                                               CLASS A    CLASS B    CLASS L
--------------------------------------------------------------------------------
Twelve Months Ended 10/31/03                    8.84%      7.99%      7.99%
--------------------------------------------------------------------------------
Inception* through 10/31/03                    (0.62)     (1.38)     (1.38)
--------------------------------------------------------------------------------

                                                   WITH SALES CHARGES(2)
                                           -------------------------------------
                                               CLASS A    CLASS B    CLASS L
--------------------------------------------------------------------------------
Twelve Months Ended 10/31/03                    3.38%      2.99%      5.89%
--------------------------------------------------------------------------------
Inception* through 10/31/03                    (2.00)     (1.90)     (1.66)
--------------------------------------------------------------------------------

================================================================================
CUMULATIVE TOTAL RETURNS+ (UNAUDITED)
================================================================================

                                                 WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/03)                     (2.26)%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/03)                     (4.96)
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/03)                     (4.96)

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A AND L SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS B AND L SHARES.

(2) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. IN ADDITION, CLASS A AND L SHARES REFLECT THE DEDUCTION OF THE MAXIMUM INITIAL SALES CHARGES OF 5.00% AND 1.00%, RESPECTIVELY; CLASS B SHARES REFLECT THE DEDUCTION OF A 5.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE PAYMENT. THEREAFTER, THIS CDSC DECLINES BY 1.00% PER YEAR UNTIL NO CDSC IS INCURRED. CLASS L SHARES ALSO REFLECT THE DEDUCTION OF A 1.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE PAYMENT.

+ THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FIGURES MAY REFLECT FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. IN THE ABSENCE OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD BE REDUCED.

*    INCEPTION DATE FOR CLASS A, B AND L SHARES IS FEBRUARY 28, 2000.

            4   SMITH BARNEY SECTOR SERIES INC. |  2003 Annual Report

================================================================================
HISTORICAL PERFORMANCE (UNAUDITED)
================================================================================

VALUE OF $10,000 INVESTED IN CLASS A, B AND L SHARES OF THE
SMITH BARNEY HEALTH SCIENCES FUND VS. GOLDMAN SACHS HEALTHCARE INDEX+

--------------------------------------------------------------------------------
                          FEBRUARY 2000 -- OCTOBER 2003

        [The table below represents a line chart in the printed report]

                  Class A          Class B           Class L          MSCI Index
Feb 2000            9500            10000              9900             10000
Apr 2000           12075            12649             12523             12797
Oct 2000           10889            11319             11206             11444
Apr 2001            8531             8547              8713              9413
Oct 2001            9285             9321              9405             10704


+ Hypothetical illustration of $10,000
     invested in Class A, B and L shares on February 28, 2000 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2003. The Goldman Sachs Healthcare Index is comprised of healthcare service companies, including long-term care and hospital facilities, healthcare management organizations and continuing care services and pharmaceutical companies. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

           5   SMITH BARNEY SECTOR SERIES INC. |  2003 Annual Report

================================================================================
SCHEDULE OF INVESTMENTS                                         OCTOBER 31, 2003
================================================================================

      SHARES                        SECURITY                        VALUE
================================================================================
COMMON STOCK -- 99.1%

BIOTECHNOLOGY -- 21.0%
     97,007    Amgen Inc.*                                       $ 5,991,152
     34,347    Biogen, Inc.*+                                      1,390,023
     32,714    Chiron Corp.*                                       1,787,166
     10,500    Genentech, Inc.*                                      860,685
     26,156    Genzyme Corp.*                                      1,200,560
     40,015    Gilead Sciences, Inc.*                              2,184,019
     26,111    IDEC Pharmaceuticals Corp.*+                          917,279
     21,840    MedImmune, Inc.*                                      582,254
     11,541    Neurocrine Biosciences, Inc.*                         540,465
--------------------------------------------------------------------------------
                                                                  15,453,603
--------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 18.4%
     30,500    Alcon, Inc.                                         1,680,855
     35,234    Baxter International, Inc.                            936,520
     14,727    Becton Dickinson & Co.                                538,419
     26,100    Boston Scientific Corp.*                            1,767,492
      6,149    C.R. Bard, Inc.                                       492,227
     12,200    Guidant Corp.                                         622,322
     104,254   Medtronic, Inc.                                     4,750,855
     32,600    St. Jude Medical, Inc.*                             1,896,016
     13,300    Zimmer Holdings, Inc.*                                848,673
--------------------------------------------------------------------------------
                                                                  13,533,379
--------------------------------------------------------------------------------

HEALTHCARE PROVIDERS AND SERVICES -- 12.3%
     16,200    Aetna Inc.                                            930,042
      5,700    AmerisourceBergen Corp.                               323,589
     14,100    Anthem, Inc.*                                         964,863
     75,400    HCA Inc.                                            2,884,050
     20,153    IMS Health, Inc.                                      474,200
     20,854    McKesson Corp.                                        631,251
      6,948    Medco Health Solutions, Inc.*                         230,674
     24,700    Tenet Healthcare Corp.*                               340,860
     16,208    UnitedHealth Group Inc.                               824,663
     16,948    WellPoint Health Networks, Inc.*                    1,506,677
--------------------------------------------------------------------------------
                                                                   9,110,869
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 47.4%
     105,412   Abbott Laboratories                                 4,492,659
      6,239    Allergan, Inc.                                        471,793
     28,600    Biovail Corp.*                                        687,830
     60,698    Bristol-Myers Squibb Co.                            1,539,908
     48,804    Eli Lilly & Co.                                     3,251,323
     40,600    Forest Laboratories, Inc.*                          2,030,406
     123,244   Johnson & Johnson                                   6,202,871
     34,200    Medicis Pharmaceutical Corp., Class A Shares        2,166,570


                       SEE NOTES TO FINANCIAL STATEMENTS.

           6   SMITH BARNEY SECTOR SERIES INC. |  2003 Annual Report

================================================================================
SCHEDULE OF INVESTMENTS (CONTINUED)                             OCTOBER 31, 2003
================================================================================

      SHARES                        SECURITY                        VALUE
================================================================================
PHARMACEUTICALS -- 47.4% (CONTINUED)
     56,714    Merck & Co. Inc.                                  $ 2,509,595
     137,253   Pfizer Inc.                                         4,337,195
     20,600    Schering-Plough Corp.                                 314,562
     28,700    Teva Pharmaceutical Industries Ltd., Sponsored ADR  1,632,743
     119,730   Wyeth                                               5,284,882
--------------------------------------------------------------------------------
                                                                  34,922,337
--------------------------------------------------------------------------------

               TOTAL COMMON STOCK
               (Cost -- $70,181,690)                              73,020,188
--------------------------------------------------------------------------------

       FACE
      AMOUNT                        SECURITY                        VALUE
================================================================================
REPURCHASE AGREEMENT -- 0.9%
    $641,000   State Street Bank & Trust Co.,
               0.940% due 11/3/03; Proceeds at
               maturity -- $641,050;
                 (Fully collateralized by Fannie Mae
                 Notes, 3.875% due 3/15/05; Market
                 value -- $657,095)
                 (Cost -- $641,000)                                  641,000
================================================================================

                    TOTAL INVESTMENTS -- 100.0%
                    (Cost -- $70,822,690**)                      $73,661,188
================================================================================

*   NON-INCOME PRODUCING SECURITY.

+ SUBSEQUENT TO THE REPORTING PERIOD, THE COMPANY CHANGED ITS NAME TO BIOGEN IDEC INC. DUE TO A MERGER.

**  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $72,655,340.

    ABBREVIATION USED IN THIS SCHEDULE:
    -----------------------------------
    ADR -- American Depositary Receipt


                       SEE NOTES TO FINANCIAL STATEMENTS.

           7   SMITH BARNEY SECTOR SERIES INC. |  2003 Annual Report

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 2003
================================================================================

ASSETS:
    Investments, at value (Cost -- $70,822,690)                   $73,661,188
    Cash                                                                  902
    Receivable for Fund shares sold                                    67,548
    Dividends and interest receivable                                  48,606
    Prepaid expenses                                                   13,174
--------------------------------------------------------------------------------
    TOTAL ASSETS                                                   73,791,418
--------------------------------------------------------------------------------

LIABILITIES:
    Payable for Fund shares reacquired                                 98,957
    Management fee payable                                             76,548
    Distribution plan fees payable                                     23,988
    Accrued expenses                                                   94,372
--------------------------------------------------------------------------------
    TOTAL LIABILITIES                                                 293,865
--------------------------------------------------------------------------------

TOTAL NET ASSETS                                                  $73,497,553
================================================================================


NET ASSETS:
    Par value of capital shares                                   $     7,004
    Capital paid in excess of par value                            92,471,225
    Accumulated net investment loss                                    (2,332)
    Accumulated net realized loss from investment transactions    (21,817,365)
    Net unrealized appreciation of investments and foreign
      currencies                                                    2,839,021
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $73,497,553
--------------------------------------------------------------------------------

SHARES OUTSTANDING:
    Class A                                                         1,927,271
    ----------------------------------------------------------------------------
    Class B                                                         3,013,436
    ----------------------------------------------------------------------------
    Class L                                                         2,063,110
    ----------------------------------------------------------------------------
NET ASSET VALUE:
    Class A (and redemption price)                                     $10.71
    ----------------------------------------------------------------------------
    Class B *                                                          $10.41
    ----------------------------------------------------------------------------
    Class L *                                                          $10.41
    ----------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
    Class A (net asset value plus 5.26% of net asset value per share)  $11.27
    ----------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)  $10.52
    ----------------------------------------------------------------------------

* REDEMPTION PRICE IS NAV OF CLASS B AND L SHARES REDUCED BY A 5.00% AND 1.00% CDSC, RESPECTIVELY, IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM PURCHASE PAYMENT (SEE NOTE 2).


                       SEE NOTES TO FINANCIAL STATEMENTS.

           8  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

================================================================================
STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 2003
================================================================================

INVESTMENT INCOME:
    Dividends                                                     $   703,634
    Interest                                                            4,994
    Less: Foreign withholding tax                                      (1,935)
--------------------------------------------------------------------------------
    TOTAL INVESTMENT INCOME                                           706,693
--------------------------------------------------------------------------------

EXPENSES:
    Management fee (Note 2)                                           538,341
    Distribution plan fees (Note 6)                                   533,960
    Shareholder servicing fees (Note 6)                                90,740
    Audit and legal                                                    29,517
    Shareholder communications (Note 6)                                28,252
    Custody                                                            16,538
    Registration fees                                                  15,790
    Directors' fees                                                    13,031
    Other                                                               9,566
--------------------------------------------------------------------------------
    TOTAL EXPENSES                                                  1,275,735
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (569,042)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
    Realized Loss From Investment Transactions
      (excluding short-term investments):
      Proceeds from sales                                          45,049,045
      Cost of securities sold                                      53,912,392
--------------------------------------------------------------------------------
    NET REALIZED LOSS                                              (8,863,347)
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation From:
    Investments                                                    13,128,673
    Foreign currencies                                                    523
--------------------------------------------------------------------------------
    INCREASE IN NET UNREALIZED APPRECIATION                        13,129,196
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES                      4,265,849
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                            $ 3,696,807
================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

           9  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS              FOR THE YEARS ENDED OCTOBER 31,
================================================================================

                                                                                         2003             2002
===================================================================================================================
OPERATIONS:
    Net investment loss                                                             $   (569,042)    $   (839,297)
    Net realized loss                                                                 (8,863,347)      (5,535,227)
    Increase (decrease) in net unrealized appreciation                                13,129,196      (11,767,125)
-------------------------------------------------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                  3,696,807      (18,141,649)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 7):
     Net realized gains                                                                       --       (1,075,678)
-------------------------------------------------------------------------------------------------------------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                --       (1,075,678)
-------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 11):
    Net proceeds from sale of shares                                                   8,315,118       16,062,165
         Net asset value of shares issued for reinvestment of dividends                       --        1,025,003
    Net asset value of shares issued in connection with the transfer of the
      Smith Barney Sector Series Inc. - Biotechnology Fund's net assets (Note 8)      17,667,510               --
    Cost of shares reacquired                                                        (16,121,557)     (18,814,714)
-------------------------------------------------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS                     9,861,071       (1,727,546)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                     13,557,878      (20,944,873)

NET ASSETS:
    Beginning of year                                                                 59,939,675       80,884,548
-------------------------------------------------------------------------------------------------------------------
    END OF YEAR*                                                                    $ 73,497,553     $ 59,939,675
===================================================================================================================
* Includes accumulated net investment loss of:                                           $(2,332)         $(4,180)
===================================================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

           10  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================

1.  Significant Accounting Policies

The Smith Barney Health Sciences Fund ("Fund"), a separate investment fund of the Smith Barney Sector Series Inc. ("Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Company consists of this Fund and two other separate investment funds: Smith Barney Financial Services Fund and Smith Barney Technology Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sales price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (i) gains or losses on the sale of securities are calculated by using the specific identification method; (j) class specific expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of the accumulated net investment loss amounting to $570,890 and net realized loss of $6,866,734 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (l) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or offset by entering into

           11   SMITH BARNEY SECTOR SERIES INC. |  2003 Annual Report

================================================================================
NOTES  TO FINANCIAL  STATEMENTS  (CONTINUED)
================================================================================

another forward exchange contract. The Fund from time to time may also enter into options and/or futures contracts typically to hedge market or currency risk.


2.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.80% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. SBFM has delegated the daily management of the Fund to Citi Fund Management Inc. ("CFM"), an affiliate of SBFM. For services provided to the Fund, SBFM pays CFM a sub-advisory fee calculated at an annual rate of 0.50% of the Fund's average daily net assets. The Board of Directors of the Company, on behalf of the Fund, has approved the transfer and assignment of the sub-advisory agreement from CFM to Citigroup Asset Management Ltd. ("CAM Ltd."), another indirect wholly-owned subsidiary of Citigroup, effective August 1, 2003. The current CFM managers will continue to manage the Fund's portfolio through CAM Ltd.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended October 31, 2003, the Fund paid transfer agent fees of $69,428 to CTB.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. For the year ended October 31, 2003, CGM and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A shares and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2003, CGM and its affiliates received sales charges of approximately $81,000 and $9,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended October 31, 2003, CDSCs paid to CGM and its affiliates were approximately $86,000 for Class B shares.

All officers and one Director of the Company are employees of Citigroup or its affiliates.


3.  Investments

During the year ended  October 31, 2003,  the  aggregate  cost of purchases  and
proceeds  from  sales  of   investments   (including   maturities  of  long-term
investments, but excluding short-term investments) were as follows:

================================================================================
Purchases                                                         $53,918,351
--------------------------------------------------------------------------------
Sales                                                              45,049,045
================================================================================

           12   SMITH BARNEY SECTOR SERIES INC. |  2003 Annual Report

================================================================================
NOTES  TO  FINANCIAL STATEMENTS  (CONTINUED)
================================================================================

At  October  31,  2003,  the  aggregate  gross   unrealized   appreciation   and
depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                     $ 7,504,464
Gross unrealized depreciation                                      (6,498,616)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 1,005,848
================================================================================


4.  Repurchase Agreements

The Fund purchases (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


5.  Concentration of Risk

The Fund normally invests at least 80% of its assets in health related investments. As a result of this concentration policy, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.


6.  Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended October 31, 2003, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                               CLASS A    CLASS B      CLASS L
================================================================================
Rule 12b-1 Distribution Plan Fees              $46,322    $290,812    $196,826
================================================================================

For the year ended October 31, 2003, total Shareholder Servicing fees were as follows:

                                               CLASS A    CLASS B      CLASS L
================================================================================
Shareholder Servicing Fees                     $24,946    $ 39,440    $ 26,354
================================================================================

For the year ended October 31, 2003, total Shareholder Communication expenses were as follows:

                                               CLASS A    CLASS B      CLASS L
================================================================================
Shareholder Communication Expenses             $ 7,848    $ 12,247    $  8,157
================================================================================


7.  Distributions Paid to Shareholders by Class

                                            YEAR ENDED           YEAR ENDED
                                         OCTOBER 31, 2003     OCTOBER 31, 2002
================================================================================
NET REALIZED GAINS
Class A                                          --             $  261,497
Class B                                          --                461,311
Class L                                          --                352,870
--------------------------------------------------------------------------------
Total                                            --             $1,075,678
================================================================================


           13  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

================================================================================
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


8.  Transfer of Net Assets

On May 9, 2003, the Fund acquired the assets and certain liabilities of the Smith Barney Sector Series Inc. - Biotechnology Fund pursuant to a plan of reorganization approved by Smith Barney Sector Series Inc. - Biotechnology Fund shareholders on May 7, 2003. Total shares issued by the Fund, the total net assets of the Smith Barney Sector Series Inc. - Biotechnology Fund and total net assets of the Fund on the date of the transfer were as follows:

                                                                              TOTAL NET ASSETS OF THE SMITH        TOTAL NET
                                                         SHARES ISSUED BY       BARNEY SECTOR SERIES INC. -     ASSETS OF THE
ACQUIRED FUND                                                THE FUND               BIOTECHNOLOGY FUND               FUND
================================================================================================================================
Smith Barney Sector Series Inc. = Biotechnology Fund         1,588,578                  $16,177,147             $59,712,675
================================================================================================================================

The total net assets of the Smith Barney Sector Series Inc. - Biotechnology Fund before acquisition included unrealized depreciation of $1,490,363 and accumulated net realized loss of $22,301,542. Total net assets of the Fund immediately after the transfer were $75,889,822. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


9.  Capital Loss Carryforward

At October 31, 2003, the Fund had, for Federal income tax purposes, approximately $19,985,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on October 31 of the year indicated:

                                                      2010             2011
================================================================================
Carryforward Amounts                              $ 7,086,000     $ 12,899,000
================================================================================

10. Income Tax Information and Distributions to Shareholders

At October 31, 2003, the tax basis components of distributable earnings were:

================================================================================
Accumulated capital losses                                       $(19,984,715)
--------------------------------------------------------------------------------
Unrealized appreciation                                             1,006,371
================================================================================

The difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale loss deferrals.

For the year ended October 31, 2003, the Fund did not make any distributions.


11. Capital Shares

At October 31, 2003, the Fund had 750 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

           14   SMITH BARNEY SECTOR SERIES INC. |  2003 Annual Report

================================================================================
NOTES  TO  FINANCIAL STATEMENTS  (CONTINUED)
================================================================================

Transactions in shares of each class were as follows:

                                                                   YEAR ENDED                         YEAR ENDED
                                                                OCTOBER 31, 2003                   OCTOBER 31, 2002
                                                           --------------------------------------------------------------

                                                              SHARES         AMOUNT             SHARES          AMOUNT
=========================================================================================================================
CLASS A
Shares sold                                                   369,574      $ 3,805,312          507,533      $ 5,868,322
Shares issued on reinvestment                                      --               --           19,429          253,154
Net asset value of shares issued in connection
  with the transfer of the Smith Barney Sector Series
  Inc. - Biotechnology Fund's net assets (Note 8)             441,379        4,707,530               --               --
Shares reacquired                                            (534,761)      (5,533,776)        (433,256)      (4,948,112)
-------------------------------------------------------------------------------------------------------------------------
Net Increase                                                  276,192      $ 2,979,066           93,706      $ 1,173,364
=========================================================================================================================

CLASS B
Shares sold                                                   338,709      $ 3,402,113          643,297      $ 7,469,050
Shares issued on reinvestment                                      --               --           33,569          431,364
Net asset value of shares issued in connection
  with the transfer of the Smith Barney Sector Series
  Inc. - Biotechnology Fund's net assets (Note 8)             485,123        5,592,990               --               --
Shares reacquired                                            (532,954)      (5,379,753)        (673,410)      (7,315,315)
-------------------------------------------------------------------------------------------------------------------------
Net Increase                                                  290,878      $ 3,615,350            3,456      $   585,099
=========================================================================================================================

CLASS L
Shares sold                                                   108,563      $ 1,107,693          231,847      $ 2,724,793
Shares issued on reinvestment                                      --               --           26,497          340,485
Net asset value of shares issued in connection
  with the transfer of the Smith Barney Sector Series
  Inc. - Biotechnology Fund's net assets (Note 8)             662,076        7,366,990               --               --
Shares reacquired                                            (514,940)      (5,208,028)        (595,558)      (6,551,287)
-------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                       255,699      $ 3,266,655         (337,214)     $(3,486,009)
=========================================================================================================================

12. Subsequent Event

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

           15   SMITH BARNEY SECTOR SERIES INC. |  2003 Annual Report

================================================================================
FINANCIAL  HIGHLIGHTS
================================================================================

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES                          2003(1)    2002(1)    2001       2000(2)
================================================================================
NET ASSET VALUE, BEGINNING OF YEAR   $  9.84    $ 12.72    $ 14.49    $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss(3)              (0.03)     (0.07)     (0.08)     (0.04)
   Net realized and unrealized
     gain (loss)                        0.90      (2.64)     (1.29)      3.13
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     0.87      (2.71)     (1.37)      3.09
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net realized gains                     --      (0.17)     (0.40)        --
--------------------------------------------------------------------------------
Total Distributions                       --      (0.17)     (0.40)        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR         $ 10.71    $  9.84    $ 12.72    $ 14.49
--------------------------------------------------------------------------------
TOTAL RETURN(4)                         8.84%    (21.65)%    (9.83)%    27.11%++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)       $20,636    $16,251    $19,806    $16,980
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(5)                       1.35%      1.49%      1.50%      1.52%+
   Net investment loss                 (0.30)     (0.58)     (0.63)     (0.67)+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                   68%        26%        34%        26%
================================================================================

CLASS B SHARES                          2003(1)    2002(1)    2001       2000(2)
================================================================================
NET ASSET VALUE, BEGINNING OF YEAR   $  9.64    $ 12.56    $ 14.42    $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss(3)              (0.11)     (0.15)     (0.18)     (0.09)
   Net realized and unrealized
     gain (loss)                        0.88      (2.60)     (1.28)      3.11
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     0.77      (2.75)     (1.46)      3.02
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net realized gains                     --      (0.17)     (0.40)        --
--------------------------------------------------------------------------------
Total Distributions                       --      (0.17)     (0.40)        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR         $ 10.41    $  9.64    $ 12.56    $ 14.42
--------------------------------------------------------------------------------
TOTAL RETURN(4)                         7.99%    (22.25)%   (10.51)%    26.49%++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)       $31,380    $26,258    $34,146    $28,694
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(6)                       2.11%      2.24%      2.25%      2.26%+
   Net investment loss                 (1.05)     (1.33)     (1.38)     (1.41)+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                   68%        26%        34%        26%
================================================================================

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FEBRUARY 28, 2000 (INCEPTION DATE) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEAR ENDED OCTOBER 31, 2001 AND FOR THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE INCREASES TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                        Per Share Increases to            Expense Ratios
                          Net Investment Loss           Without Fee Waivers
                        ----------------------         ---------------------
                        2001             2000          2001            2000
                        -----            -----         ----            ----
    Class A Shares      $0.01            $0.00*        1.53%           1.94%+
    Class B Shares       0.00*            0.01         2.28            2.68+

(4) PERFORMANCE FIGURES MAY REFLECT FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. IN THE ABSENCE OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD BE REDUCED.

(5) AS A RESULT OF VOLUNTARY EXPENSE LIMITATIONS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 1.50% FOR CLASS A SHARES.

(6) AS A RESULT OF VOLUNTARY EXPENSE LIMITATIONS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 2.25% FOR CLASS B SHARES.

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.

           16  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

================================================================================
FINANCIAL HIGHLIGHTS  (CONTINUED)
================================================================================

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

CLASS L SHARES                          2003(1)    2002(1)    2001       2000(2)
================================================================================
NET ASSET VALUE, BEGINNING OF YEAR   $  9.64    $ 12.56    $ 14.42    $ 11.40
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss(3)              (0.11)     (0.15)     (0.18)     (0.09)
   Net realized and unrealized
     gain (loss)                        0.88      (2.60)     (1.28)      3.11
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     0.77      (2.75)     (1.46)      3.02
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net realized gains                     --      (0.17)     (0.40)        --
--------------------------------------------------------------------------------
Total Distributions                       --      (0.17)     (0.40)        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR         $ 10.41    $  9.64    $ 12.56    $ 14.42
--------------------------------------------------------------------------------
TOTAL RETURN(4)                         7.99%    (22.25)%   (10.51)%    26.49%++
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000s)       $21,482    $17,431    $26,932    $26,273
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(5)                       2.10%      2.24%      2.25%      2.27%+
   Net investment loss                 (1.05)     (1.33)     (1.37)     (1.42)+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                   68%        26%        34%        26%
================================================================================

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.

(2) FOR THE PERIOD FEBRUARY 28, 2000 (INCEPTION DATE) TO OCTOBER 31, 2000.

(3) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEAR ENDED OCTOBER 31, 2001 AND FOR THE PERIOD ENDED OCTOBER 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE INCREASES TO NET INVESTMENT LOSS AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                            Per Share Increases to          Expense Ratios
                              Net Investment Loss         Without Fee Waiver
                            ----------------------       ---------------------
                            2001              2000       2001             2000
                            ----              ----       ----             ----
    Class L Shares          $0.00*           $0.01       2.28%            2.68%+

(4) PERFORMANCE FIGURES MAY REFLECT FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. IN THE ABSENCE OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, THE TOTAL RETURN WOULD BE REDUCED.

(5) AS A RESULT OF VOLUNTARY EXPENSE LIMITATIONS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 2.25% FOR CLASS L SHARES.

*   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+   ANNUALIZED.


           17   SMITH BARNEY SECTOR SERIES INC. |  2003 Annual Report

================================================================================
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF THE SMITH BARNEY SECTOR SERIES INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Health Sciences Fund of Smith Barney Sector Series Inc. ("Fund") as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period February 28, 2000 (commencement of operations) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period February 28, 2000 to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


                                                                    /s/ KPMG LLP


New York, New York
December 10, 2003



           18   SMITH BARNEY SECTOR SERIES INC. |  2003 Annual Report

================================================================================
ADDITIONAL INFORMATION (UNAUDITED)
================================================================================

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Smith Barney Health Sciences Fund ("Fund") are managed under the direction of the Smith Barney Sector Series Inc.'s ("Company") Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company's Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund's sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                  TERM OF OFFICE*           PRINCIPAL            FUND COMPLEX         OTHER
                             POSITION(S) HELD      AND LENGTH OF      OCCUPATION(S) DURING        OVERSEEN BY    DIRECTORSHIPS
NAME, ADDRESS AND AGE            WITH FUND          TIME SERVED          PAST FIVE YEARS           DIRECTOR     HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:

Herbert Barg                      Director             Since       Retired                            42          None
1460 Drayton Lane                                      2000
Wynnewood, PA 19096
Age 80

Dwight B. Crane                   Director             Since       Professor, Harvard Business        49          None
Harvard Business School                                2000        School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Burt N. Dorsett                   Director             Since       President of Dorsett McCabe        27          None
201 East 62nd Street                                   2000        Capital Management Inc.;
New York, NY 10021                                                 Chief Investment Officer--
Age 73                                                             Leeb Capital Management, Inc.
                                                                   (1999-Present)

Elliot S. Jaffe                   Director             Since       Chairman of                        27          Zweig Total Return
The Dress Barn Inc.                                    2000        The Dress Barn Inc.                            Fund; Zweig Fund,
Executive Office                                                                                                  Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 77

Stephen E. Kaufman                Director             Since       Attorney                           56           None
Stephen E. Kaufman PC                                  2000
277 Park Avenue, 47th Floor
New York, NY 10172
Age 71

Joseph J. McCann                  Director             Since       Retired                            27           None
200 Oak Park Place                                     2000
Pittsburgh, PA 15243
Age 73

Cornelius C. Rose, Jr.            Director             Since       Chief Executive Officer--          27           None
Meadowbrook Village                                    2000        Performance Learning
Building 1, Apt. 6                                                 Systems
West Lebanon, NH 03784
Age 71


           19  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

================================================================================
ADDITIONAL INFORMATION (UNAUDITED)  (CONTINUED)
================================================================================

                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                  TERM OF OFFICE*           PRINCIPAL                 FUND COMPLEX        OTHER
                             POSITION(S) HELD      AND LENGTH OF      OCCUPATION(S) DURING             OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS AND AGE            WITH FUND          TIME SERVED          PAST FIVE YEARS                DIRECTOR    HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR:

R. Jay Gerken, CFA**              Chairman,            Since       Managing Director of Citigroup          220           None
Citigroup Asset                   President and        2002        Global Markets Inc. ("CGM"); Chairman,
  Management ("CAM")              Chief Executive                  President and Chief Executive Officer
399 Park Avenue, 4th Floor        Officer                          of Smith Barney Fund Management LLC
New York, NY 10022                                                 ("SBFM"), Travelers Investment Adviser,
Age 52                                                             Inc. ("TIA") and Citi Fund Management
                                                                   Inc. ("CFM"); President and Chief
                                                                   Executive Officer of certain mutual
                                                                   funds associated with Citigroup Inc.
                                                                   ("Citigroup"); Formerly, Portfolio
                                                                   Manager of Smith Barney Allocation
                                                                   Series Inc. (from 1996-2001) and
                                                                   Smith Barney Growth and Income Fund
                                                                   (from 1996-2000)

OFFICERS:
Andrew B. Shoup***                Senior Vice          Since       Director of CAM; Senior Vice President  N/A           N/A
CAM                               President and        2003        and Chief Administrative Officer of
125 Broad Street, 10th Floor      Chief Administrative             mutual funds associated with
New York, NY 10004                Officer                          Citigroup; Head of International
Age 47                                                             Funds Administration of CAM from
                                                                   2001 to 2003; Director of Global
                                                                   Funds Administration of CAM from
                                                                   2000 to 2001; Head of U.S. Citibank
                                                                   Funds Administration of CAM from
                                                                   1998 to 2000

Richard L. Peteka                 Chief Financial      Since       Director of CGM; Chief Financial        N/A           N/A
CAM                               Officer and          2002        Officer and Treasurer of mutual funds
125 Broad Street, 11th Floor      Treasurer                        associated with Citigroup; Director and
New York, NY 10004                                                 Head of Internal Control for CAM
Age 42                                                             U.S. Mutual Fund Administration from
                                                                   1999-2002; VicePresident, Head of
                                                                   Mutual Fund Administration and
                                                                   Treasurer at Oppenheimer Capital
                                                                   (from 1996-1999)

Kaprel Ozsolak                    Controller           Since       Vice President of CGM; Controller       N/A           N/A
CAM                                                    2002        of certain funds associated with
125 Broad Street, 11th Floor                                       Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel                 Secretary***         Since       Managing Director and General Counsel   N/A           N/A
CAM                               and Chief            2003        of Global Mutual Funds for CAM and its
300 First Stamford Place          Legal Officer                    predecessor (since 1994); Secretary of
4th Floor                                                          CFM; Secretary and Chief Legal Officer of
Stamford, CT 06902                                                 mutual funds associated with Citigroup
Age 48

----------

* EACH DIRECTOR AND OFFICER SERVES UNTIL HIS OR HER RESPECTIVE SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

** MR. GERKEN IS AN "INTERESTED PERSON" OF THE FUND AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, BECAUSE MR. GERKEN IS AN OFFICER OF SBFM AND CERTAIN OF ITS AFFILIATES.

*** AS OF NOVEMBER 25, 2003.

           20  SMITH BARNEY SECTOR SERIES INC. | 2003 Annual Report

--------------------------------------------------------------------------------
    SMITH BARNEY
HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

                    DIRECTORS                     INVESTMENT MANAGER
                    Herbert Barg                  Smith Barney Fund
                    Dwight B. Crane                 Management LLC
                    Burt N. Dorsett
                    R. Jay Gerken, CFA
                      CHAIRMAN                    DISTRIBUTORS
                    Elliot S. Jaffe               Citigroup Global Markets Inc
                    Stephen E. Kaufman            PFS Distributors, Inc.
                    Joseph J. McCann
                    Cornelius C. Rose, Jr.
                                                  CUSTODIAN
                                                  State Street Bank and
                    OFFICERS                        Trust Company
                    R. Jay Gerken, CFA
                    President and Chief
                    Executive Officer             TRANSFER AGENT
                                                  Citicorp Trust Bank, fsb.
                    Andrew B. Shoup*              125 Broad Street, 11th Floor
                    Senior Vice President and     New York, New York 10004
                    Chief Administrative Officer

                    Richard L. Peteka             SUB-TRANSFER AGENTS
                    Chief Financial Officer       PFPC Inc.
                    and Treasurer                 P.O. Box 9699
                                                  Providence, Rhode Island
                    Kaprel Ozsolak                02940-9699
                    Controller
                                                  Primerica Shareholder Services
                    Robert I. Frenkel             P.O. Box 9662
                    Secretary* and                Providence, Rhode Island
                    Chief Legal Officer           02940-9662









                  * AS OF NOVEMBER 25, 2003.

SMITH BARNEY SECTOR SERIES INC.

--------------------------------------------------------------------------------


SMITH BARNEY HEALTH SCIENCES FUND

The Fund is a separate investment fund    This report is submitted for the
of the Smith Barney Sector Series         general information of the
Inc., a Maryland corporation.             shareholders of Smith Barney Sector
                                          Series Inc. -- Smith Barney Health
                                          Sciences Fund, but it may also be used
                                          as sales literature when preceded or
                                          accompanied by the current Prospectus,
                                          which gives details about charges,
                                          expenses, investment objectives and
                                          operating policies of the Fund. If
                                          used as sales material after January
                                          31, 2004, this report must be
                                          accompanied by performance information
                                          for the most recently completed
                                          calendar quarter.


                                          SMITH BARNEY HEALTH SCIENCES FUND
                                          Smith Barney Mutual Funds
                                          125 Broad Street
                                          10th Floor, MF-2
                                          New York, New York 10004



                                          For complete information on any Smith
                                          Barney Mutual Funds, including
                                          management fees and expenses, call or
                                          write your financial professional for
                                          a free prospectus. Read it carefully
                                          before you invest or send money.


                                          WWW.SMITHBARNEYMUTUALFUNDS.COM

                                          (C) 2003 Citigroup Global Markets Inc.
                                          Member NASD, SIPC

                                          FD02128 12/03                  03-5781

ITEM 2.       CODE OF ETHICS.

              The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

              The Board of Directors of the registrant has determined that Dwight Crane, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.


ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

              Not applicable.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

              Not applicable.

ITEM 6.       [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

              Not applicable.

ITEM 8.       [RESERVED]

ITEM 9.       CONTROLS AND PROCEDURES.

              (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

              (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.      EXHIBITS.

              (a)    Code of Ethics attached hereto.

              Exhibit 99.CODE ETH

              (b)    Attached hereto.

              Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

              Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SMITH BARNEY SECTOR SERIES INC.


By:    /s/ R. Jay Gerken R. Jay Gerken
       Chief Executive Officer of
       SMITH BARNEY SECTOR SERIES INC.

Date:  December 30, 2003

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ R. Jay Gerken
       (R. Jay Gerken)
       Chief Executive Officer of
       SMITH BARNEY SECTOR SERIES INC.

Date:  December 30, 2003

By:    /s/ Richard L. Peteka
       (Richard L. Peteka)
       Chief Financial Officer of
       SMITH BARNEY SECTOR SERIES INC.

Date:  December 30, 2003